EXHIBIT 10.5

CALPINE CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT
Pursuant to the 2008 Equity Incentive Plan

OPTION granted on _____________ (the "Grant Date") by Calpine Corporation, a Delaware corporation (the "Corporation"), to _______________________ (the "Grantee") pursuant to this Non-Qualified Stock Option Agreement ("Stock Option Agreement").

1.GRANT OF OPTION. The Corporation hereby grants to the Grantee the right and option (the “Option”) to purchase, on the terms and subject to the conditions set forth herein and in the Plan (as defined below), up to _________ fully paid and nonassessable shares ("Total Shares") of the Corporation's Common Stock, par value $.001 per share, at the option price of $______ per share, being not less than 100% of the Fair Market Value of such Common Stock on the Grant Date (the “Exercise Price”).
The Option is granted pursuant to the Corporation's 2008 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto. The Option is subject in its entirety to all the applicable provisions of the Plan as in effect from time to time, which are hereby incorporated herein by reference. The Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. Except as otherwise provided herein, or unless the context clearly indicates otherwise, capitalized terms not otherwise defined herein shall have the same definitions as provided in the Plan.
2.PERIOD OF OPTION. The period of the Option shall commence on the Grant Date and expire on the tenth (10th) anniversary of the Grant Date, subject to earlier termination as set forth in the Plan and this Stock Option Agreement ("Option Period"). The Option (or any lesser amount thereof) may be exercised from time to time during the Option Period as to the number of Total Shares allowable under Section 3 below and the Plan.
3.EXERCISE OF OPTION. The Option shall become vested and exercisable as to 100% of the Total Shares on the third anniversary date of the Grant Date, provided the Grantee has been continuously employed by the Corporation or an Affiliate during the period commencing on the Grant Date and ending on the third anniversary of the Grant Date.
For purposes of this Stock Option Agreement, continuous employment includes any leave of absence approved by the Company or any Affiliate.
Notwithstanding any other provision herein to the contrary, upon the occurrence of a Change in Control (as defined in the Plan), the Option shall become immediately vested in full.

Upon full payment of the Exercise Price and satisfaction of all applicable tax obligations, and subject to the applicable terms and conditions of the Plan and the terms and conditions of this Stock Option Agreement, the Corporation shall cause certificates for the shares purchased hereunder to be delivered to the Grantee or cause a noncertificated book-entry representing such shares to be made to the extent not prohibited by any applicable law or the rules of any stock exchange.
4. TERMINATION OF OPTION. Subject to the terms and conditions of the Plan, upon termination of the Grantee’s continuous employment with the Corporation or an Affiliate, any portion of the Option that is not then vested and exercisable in accordance with Section 3 shall immediately terminate and any portion of the Option that is then vested and exercisable shall remain exercisable until the earlier of (1) three months after the date of termination of employment or (2) the expiration of the Option Period, except as follows.
(i)Death. If the Grantee’s continuous employment with the Corporation or an Affiliate is terminated by reason of death or if the Grantee dies during the three-month post-termination exercise period described in the preceding sentence, then the Option whether vested or unvested shall become immediately vested and shall remain exercisable until the earlier of one year after the date of death or the expiration of the Option Period.
(ii)Retirement. If the Grantee Retires on or after the one-year anniversary of the Grant Date, then the Option, whether vested or unvested, shall become immediately vested and exercisable and shall remain exercisable until the earlier of the one-year anniversary of the Grantee’s date of Retirement or the expiration of the Option Period.
(iii)Cause. If the Grantee’s continuous employment with the Corporation or an Affiliate is terminated for Cause, then the Option, whether vested or unvested, shall immediately terminate in its entirety.
5. SECURITIES ACT REQUIREMENTS. In addition to the requirements set forth herein and in the Plan, (i) the Option shall not be exercisable in whole or in part, and the Corporation shall not be obligated to issue any shares of Common Stock subject to the Option, if such exercise and sale or issuance would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933 (the "1933 Act") or other Federal or state statutes having similar requirements, as they may be in effect at that time; and (ii) the Option shall be subject to the further requirement that, at any time that the Compensation Committee (the “Committee”), in consultation with counsel for the Corporation, shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock subject to the Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of shares of Common Stock, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

It is intended that the shares of Common Stock received upon the exercise of the Option shall have been registered under the 1933 Act. If Grantee is an “affiliate” of the Corporation, as that term is defined in Rule 144 under the 1933 Act (“Rule 144”), such Grantee may not sell any shares of

Common Stock received upon the exercise of the Option except in compliance with Rule 144. Any certificates representing shares of Common Stock received upon the exercise of the Option issued to an “affiliate” of the Corporation may bear a legend setting forth such restrictions on the disposition or transfer of said shares as the Corporation deems appropriate to comply with federal and state securities laws (and if the shares of Common Stock received upon the exercise of the Option are evidenced on a noncertificated basis, such shares shall be subject to similar stop transfer instructions). The Grantee acknowledges and understands that the Corporation may not be satisfying the current public information requirement of Rule 144 at the time the Grantee wishes to sell the shares of Common Stock received upon the exercise of the Option or other conditions under Rule 144 which are required of the Corporation. If so, the Grantee understands that Grantee will be precluded from selling such securities under Rule 144 even if the one-year holding period (or any modification thereof under the Rule) of said Rule has been satisfied. Prior to the Grantee's acquisition of the shares of Common Stock, the Grantee acquired sufficient information about the Corporation to reach an informed knowledgeable decision to acquire such shares. The Grantee has such knowledge and experience in financial and business matters as to make the Grantee capable of utilizing said information to evaluate the risks of the prospective investment and to make an informed investment decision. The Grantee is able to bear the economic risk of his or her investment in the shares of Common Stock. The Grantee agrees not to make, without the prior written consent of the Corporation, any public offering or sale of the shares of Common Stock received upon the exercise of the Option although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until all applicable conditions and requirements of Rule 144 (or registration of the shares of Common Stock received upon the exercise of the Option under the 1933 Act) and this Stock Option Agreement have been satisfied.
6. METHOD OF EXERCISE OF OPTION. Subject to the provisions of the Plan and Section 4 hereof, the Exercise Price of any Common Stock acquired pursuant to the Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by certified or bank check at the time the Option is exercised or (ii) in the discretion of the Committee, upon such terms as the Committee shall approve, the Exercise Price may be paid: (A) by delivery to the Corporation of other Common Stock, duly endorsed for transfer to the Corporation, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Grantee identifies for delivery specific shares of Common Stock that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (B) a “cashless” exercise program established with a broker; (C) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of the Option with a Fair Market Value equal to the aggregate exercise price at the time of exercise, or (D) in any other form of legal consideration that may be acceptable to the Committee. Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by Grantee that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Corporation, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to the Option.

7. TRANSFERABILITY. The Option is not transferable otherwise than by will or pursuant to the laws of descent and distribution, and is exercisable during the Grantee's lifetime only by the Grantee.
8. BINDING AGREEMENT. This Stock Option Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation, and, to the extent herein provided, shall be binding upon and inure to the benefit of the Grantee's beneficiary or legal representatives, as they case may be.
9. ENTIRE AGREEMENT AND AMENDMENTS. This Stock Option Agreement and the Plan set forth the entire agreement of the parties with respect to the Option granted hereby and may be amended in accordance with Section 22 of the Plan.
10. ELECTRONIC DELIVERY AND SIGNATURES. The Corporation may, in its sole discretion, decide to deliver any documents related to the Option or to participation in the Plan or to future options that may be granted under the Plan by electronic means or to request the Grantee's consent to participate in the Plan by electronic means. Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or another third party designated by the Corporation. If the Corporation establishes procedures of an electronic signature system for delivery and acceptance of Plan documents (including this Stock Option Agreement or any Award Agreement like this Option), the Grantee hereby consents to such procedures and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.
11. WITHHOLDING OF TAX. To the extent that the exercise of the Option or the disposition of shares of Common Stock acquired by exercise of the Option results in compensation income to the Grantee for federal, state or local income or other tax or social security purposes (or results in any taxes of any kind), the Grantee shall pay to the Corporation at the time of such exercise or disposition such amount of money or, if the Corporation so determines, shares of Common Stock (or shall make other arrangements in accordance with Section 21 of the Plan), as the Corporation may require to meet its obligation under applicable tax and other laws or regulations and, if the Grantee fails to do so, the Corporation is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to the Grantee, any tax or other amount required to be withheld by reason of such exercise, disposition or resulting compensation income, or the Corporation may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof.
12. ADJUSTMENTS/CHANGES IN CAPITALIZATION. The Option is subject to the adjustment provisions set forth in Section 17 of the Plan.
13. Employment Relationship. Any questions as to whether and when there has been a termination of Grantee’s employment with the Corporation or any Affiliate, and the cause of such termination, shall be determined by the Committee, with the advice of the employing corporation (if an Affiliate), and the Committee’s determination shall be final. Nothing in the Plan or this Stock Option Agreement shall confer upon the Grantee any right to continue to serve the Corporation or an Affiliate in the capacity in effect at the Grant Date (or otherwise) or at any particular rate of compensation or shall affect the right of the Corporation or an Affiliate (which right is hereby expressly reserved) to modify or terminate the employment of the Grantee at any time with or without notice and with or without Cause. The Grantee acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee of the Corporation or an Affiliate at the will of the Corporation or such Affiliate, or satisfaction of any other applicable terms and conditions contained in the Plan and this Stock Option Agreement, and not through the act of being hired, being granted the Option or acquiring shares of Common Stock hereunder.
14. Notice. All notices required to be given under this Stock Option Agreement or the Plan shall be in writing and delivered in person or by registered or certified mail, postage prepaid, to the other party, in the case of the Corporation, at the address of its principal place of business (or such other address as the Corporation may from time to time specify), or, in the case of the Grantee, at the Grantee’s address set forth in the Corporation’s records; provided, however, any such notice to the Grantee may be delivered electronically to the Grantee’s email address set forth in the Corporation’s records. Each party to this Stock Option Agreement agrees to inform the other party immediately upon a change of address. All notices shall be deemed delivered when received.
15. Arbitration. Any dispute or controversy arising under or in connection with this Stock Option Agreement shall be settled by binding arbitration in [Houston, Texas] by one arbitrator appointed in the manner set forth by the American Arbitration Association. Any arbitration proceeding pursuant to this paragraph shall be conducted in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Judgment may be entered on the arbitrators' award in any court having jurisdiction.
16. Separability. If any provision of this Stock Option Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Stock Option Agreement to the extent legally possible, but all other provisions of this Stock Option Agreement shall remain in full force and effect.
17. Interpretation of the Plan and Option. In the event there is any inconsistency or discrepancy between the provisions of this Stock Option Agreement and the provisions of the Plan, the provisions of the Plan shall prevail.
18. Governing Law. The execution, validity, interpretation, and performance of this Stock Option Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without giving effect to any conflicts-of-law principles, except to the extent pre-empted by federal law.

IN WITNESS WHEREOF, the Corporation has caused this Stock Option Agreement to be duly executed by one of its officers thereunto duly authorized, and Grantee has executed this Stock Option Agreement, all as of the day and year first above written.

CALPINE CORPORATION

/s/ W. THADDEUS MILLER
W. Thaddeus Miller, Executive Vice President
Chief Legal Officer and Secretary

Grantee